Exhibit 99.2

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel:	+1 212 937 8200
Fax:	+1 212 937 8298
www.deloitte.com

September 26, 2016

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Santander Drive Auto Receivables Trust 2016-3 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

At the instruction of the Company, we accessed the “Company Website” (https://portal.santanderpartners.com) on September 20, 2016 and obtained a computer-generated automobile loan data file and related record layout as of September 15, 2016 with respect to 86,622 automobile receivables (the “Initial Loan File”). Additionally, on September 22, 2016, representatives of the Company provided us with a data file containing the custom score for each of the 86,622 automobile receivables set forth on the Initial Data File (the “Custom Score Data File”). We were instructed by the Company to append the Initial Loan File with the information set forth on the Custom Score Data File. The Initial Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At your instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Statistical Loan File and performed certain comparisons and recomputations relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Model type (new/used) 6. Original monthly P&I payment	7. Original annual percentage rate 8. Current monthly P&I payment 9. Current annual percentage rate 10. FICO score 11. Custom score

We compared Characteristics 1. through 7. to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8. and 9. to the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 10. and 11. to a query (the “FICO and Custom Score Query”), provided to us by the Company on September 22, 2016, from the Company’s credit system (the “Credit System”).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are noted to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are noted to be “in agreement;”

•	with respect to Characteristic 5., for those Sample Receivables where the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, is noted to be in agreement with “used,” as set forth on the Statistical Loan File and (ii) “demo,” as set forth on the Contract, is noted to be in agreement with “new,” as set forth on the Statistical Loan File;

•	with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the Statistical Loan File;

•	with respect to Characteristic 10., a FICO score of “0” as indicated on the FICO and Custom Score Query is noted to be “in agreement” with a “blank” FICO score as indicated on the Statistical Loan File; and

•	with respect to Characteristic 11., a custom score of “NULL” as indicated on the FICO and Custom Score Query is noted to be “in agreement” with a “blank” custom score as indicated on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•	a Credit Application, a Credit Application Status Report (from the Servicing System) or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•	a Credit Bureau Report, for those Sample Receivables originated by the Company or Chrysler Capital, with the exception of originated receivables on a specified platform, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) having system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated systems and the FICO and Custom Score Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.

Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in model type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2016.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract

1	8579165	Model type	Used	New

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.